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                                                                    EXHIBIT 99.2

                              STARBASE CORPORATION
                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

On April 13, 2000, the Company, through a wholly owned subsidiary, acquired all of the outstanding shares of common stock of ObjectShare, Inc. ("ObjectShare"), in exchange for 1,211,983 shares of the Company's common stock valued at $8,850,000, transaction costs of $1,012,000 (payable in 100,000 shares of StarBase common stock valued at $506,000 and cash of $506,000) and the assumption of net liabilities of $954,000. The net liabilities assumed include a write-down of $279,000 of property to its estimated fair market value and the assumption of $253,000 of severance liabilities which were settled by the issuance of 49,985 shares of common stock. The acquisition will be accounted for as a purchase.

On March 8, 2000, the Company acquired all of the outstanding capital stock and stock options of Premia Corporation ("Premia") in exchange for 1,869,159 shares of StarBase common stock valued at $23,832,000 and cash transaction costs of $250,000. The acquisition will be accounted for as a purchase.

The following unaudited pro forma balance sheet as of December 31, 1999 assumes that the acquisitions of ObjectShare and Premia occurred on December 31, 1999. The unaudited pro forma statement of operations for the nine months ended December 31, 1999 assumes the acquisitions of ObjectShare and Premia had occurred on April 1, 1999. The unaudited pro forma statement of operations for the year ended March 31, 1999 assumes the acquisitions of ObjectShare and Premia had occurred on April 1, 1998. The pro forma combined results of operations is presented for information purposes only, is based on historical information, and does not necessarily reflect the actual results that would have occurred nor is it necessarily indicative of future results of the combined enterprise.


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                              STARBASE CORPORATION
                        UNAUDITED PRO FORMA BALANCE SHEET
                                 (in thousands)

                                                                                                                     Combined
                                                  StarBase       ObjectShare        Premia                           Pro Forma
                                                December 31,     December 31,     December 31,    Pro Forma         December 31,
                                                     1999             1999           1999        Adjustments            1999
                                                ------------     ------------     ------------   -----------        ------------
Assets
Current Assets:
  Cash and cash equivalents                       $  9,240         $    780         $  567        $ (1,060)(1)        $   9,527
  Restricted cash                                       39               --             --              --                   39
  Marketable securities                                 22               --             --              --                   22
  Accounts receivable, net                           4,273              500            900              --                5,673
  Prepaid expense and other assets                     345               24            106              --                  475
                                                  --------         --------         ------        --------             --------
    Total current assets                            13,919            1,304          1,573          (1,060)              15,736

Investment securities available for sale                --               --            895              --                  895
Property and equipment, net                          1,061              279            399            (279)(1)            1,460
Developed technology, net                              823               --             --           6,086 (1)            6,909
Goodwill and other intangibles                          --               --             --          25,399 (1)           25,399
Note receivable from officer                            98               --             --              --                   98
Long-term restricted cash                               39               --             --              --                   39
Other non-current assets                               368               59             14              --                  441
                                                  --------         --------         ------        --------             --------
Total assets                                      $ 16,308         $  1,642         $2,881        $ 30,146             $ 50,977
                                                  ========         ========         ======        ========             ========

Liabilities and Stockholders' Equity
Current Liabilities:
  Accounts payable                                $    394         $    778         $   69        $     --            $   1,241
  Accrued compensation                                 712              122            460              --                1,294
  Other accrued liabilities                            547              385             18              --                  950
  Deferred revenue                                   2,332               --            818              --                3,150
  Current portion of long-term obligations             132               49             --              --                  181
                                                  --------         --------         ------        --------             --------
    Total current liabilities                        4,117            1,334          1,365              --                6,816

Long-term liabilities:
  Long-term obligations, less current portion           73               74             --              --                  147
  Long-term deferred revenue                           638               --             --              --                  638
                                                  --------         --------         ------        --------             --------
    Total long-term liabilities                        711               74             --              --                  785

Commitments and contingencies

Stockholders' equity:
  Preferred stock                                        1               --             --              --                    1
  Common stock                                         410               12            100              86 (1)              608
  Additional paid-in capital                        69,274           50,239             --         (16,411)(1)          103,102
  Retained earnings (deficit)                      (58,106)         (50,017)         1,192          46,695 (1)          (60,236)
  Accumulated other comprehensive
    income (loss)                                      (99)              --            224            (224)(1)              (99)
                                                  --------         --------         ------        --------             --------
    Net stockholders' equity                        11,480              234          1,516          30,146               43,376
                                                  --------         --------         ------        --------             --------
Total liabilities and stockholders' equity        $ 16,308         $  1,642         $2,881        $ 30,146             $ 50,977
                                                  ========         ========         ======        ========             ========


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                              STARBASE CORPORATION
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     (in thousands except per share amounts)

                                                             Nine months ended December 31, 1999
                                           ------------------------------------------------------------------------
                                                                                         Pro Forma        Combined
                                           StarBase       ObjectShare     Premia(2)     Adjustments       Pro Forma
                                           --------       -----------     ---------     -----------       ---------
Revenues:
  License                                  $  9,491         $ 1,464         $3,458        $    --         $ 14,413
  Service                                     1,848           4,897            900             --            7,645
                                           --------         -------         ------        -------         --------
    Total revenues                           11,339           6,361          4,358             --           22,058

Cost of Revenues:
  License                                       930             543            327          1,141(3)         2,941
  Service                                       915           3,040             --             --            3,955
                                           --------         -------         ------        -------         --------
    Total cost of revenues                    1,845           3,583            327          1,141            6,896
                                           --------         -------         ------        -------         --------
Gross margin                                  9,494           2,778          4,031         (1,141)          15,162

Operating Expenses:
  Research and development                    3,075             824            516             --            4,415
  Sales and marketing                         5,790           2,794          1,700             --           10,284
  General and administrative                  3,312           2,634          1,603             --            7,549
  Write-off of in-process research
    and development                              --              --             --          2,130(3)         2,130
  Amortization of intangibles                    --              --             --          3,812(3)         3,812
                                           --------         -------         ------        -------         --------
    Total operating expenses                 12,177           6,252          3,819          5,942           28,190
                                           --------         -------         ------        -------         --------
Operating income (loss)                      (2,683)         (3,474)           212         (7,083)         (13,028)

Interest and other income (loss)                 88           3,229             59             --            3,376
Equity in loss of investee                     (250)             --             --             --             (250)
                                           --------         -------         ------        -------         --------
Income (loss) before income taxes            (2,845)           (245)           271         (7,083)          (9,902)

Provision for income taxes                        1              --             --             --                1
                                           --------         -------         ------        -------         --------
Net income (loss)                            (2,846)           (245)           271         (7,083)          (9,903)

Non-cash dividend and accretion
  of beneficial conversion feature              549              --             --             --              549
                                           --------         -------         ------        -------         --------
Net income (loss) applicable to
  common stockholders                      $ (3,395)        $  (245)        $  271        $(7,083)        $(10,452)
                                           ========         =======         ======        =======         ========
Per share data:
  Basic and diluted net income (loss)
    per common share                       $  (0.11)        $ (0.02)                                      $   (0.31)
                                           ========         =======                                       =========
Basic and diluted weighted average
  common shares outstanding                  30,859          12,451                        (9,505)(4)        33,805
                                           ========         =======                       =======         =========


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                              STARBASE CORPORATION
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     (in thousands except per share amounts)

                                                                    Year ended March 31, 1999
                                            ---------------------------------------------------------------------------
                                                                                            Pro Forma         Combined
                                            StarBase       ObjectShare       Premia(2)     Adjustments        Pro Forma
                                            --------       -----------       ---------     -----------        ---------
Revenues:
  License                                   $  5,964         $  5,380         $ 4,014         $    --         $ 15,358
  Service                                        868           10,426             884              --           12,178
                                            --------         --------         -------         -------         --------
    Total revenues                             6,832           15,806           4,898              --           27,536

Cost of Revenues:
  License                                        508            1,737             615           1,521(3)         4,381
  Service                                         --            5,705              --              --            5,705
                                            --------         --------         -------         -------         --------
    Total cost of revenues                       508            7,442             615           1,521           10,086
                                            --------         --------         -------         -------         --------
Gross margin                                   6,324            8,364           4,283          (1,521)          17,450

Operating Expenses:
  Research and development                     4,437            3,542             514              --            8,493
  Sales and marketing                          7,638            6,719           1,885              --           16,242
  General and administrative                   2,963            3,115           1,951              --            8,029
  Write-off of in-process research
    and development                               --               --              --           2,130(3)         2,130
  Amortization of intangibles                     --               --              --           5,083(3)         5,083
                                            --------         --------         -------         -------         --------
    Total operating expenses                  15,038           13,376           4,350           7,213           39,977
                                            --------         --------         -------         -------         --------
Operating loss                                (8,714)          (5,012)            (67)         (8,734)         (22,527)

Interest and other income (loss)                  32              160             103              --              295
                                            --------         --------         -------         -------         --------
Income (loss) before income taxes             (8,682)          (4,852)             36          (8,734)         (22,232)

Provision (benefit) for income taxes               1              (13)             --              --              (12)
                                            --------         --------         -------         -------         --------
Net income (loss)                             (8,683)          (4,839)             36          (8,734)         (20,220)

Non-cash dividend and accretion
  of beneficial conversion feature             1,277               --              --              --            1,277
                                            --------         --------         -------         -------         --------
Net income (loss) applicable to
  common stockholders                       $ (9,960)        $ (4,839)        $    36         $(8,734)        $(23,497)
                                            ========         ========         =======         =======         ========
Per share data:
  Basic and diluted net income (loss)
    per common share                        $  (0.49)        $  (0.39)                                        $  (1.00)
                                            ========         ========                                         ========
Basic and diluted weighted average
  common shares outstanding                   20,526           12,308                          (9,362)(4)       23,472
                                            ========         ========                         =======         ========


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

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

(1) To reflect the elimination of ObjectShare's and Premia's equity accounts and the allocation of purchase price of $10,799,000 for the ObjectShare acquisition and $24,332,000 for the Premia acquisition, $24,870,000 to goodwill, $6,086,000 to developed technology, $161,000 to customer list, $368,000 to assembled workforce, $2,130,000 to in-process research and development, and $1,516,000 to Premia's net assets.

      Also reflects the write-down of ObjectShare's property and equipment to an estimated fair market value of zero, estimated cash transaction costs of $1,060,000 and the issuance of 44,622 shares of StarBase common stock in settlement of certain ObjectShare severance agreements valued at $415,000.

      The allocation may change once the audit of ObjectShare's closing balance sheets is completed and other valuation information is received.

(2) To reflect the statement of operations data of Premia as if their year-end was March 31.

(3) To reflect the write-off of in-process research and development of $2,130,000, the amortization of goodwill of $24,870,000 over five years on a straight-line basis, the amortization of assembled workforce of $368,000 over five years on a straight-line basis, the amortization of customer list of $161,000 over four and one-half years on a straight-line basis and the amortization of developed technology of $6,086,000 over four years on a straight-line basis.

(4) To adjust for the 1,097,094 and 1,869,159 shares of StarBase common stock issued in the acquisitions of ObjectShare and Premia, respectively, in the basic and diluted net loss per share calculation.


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